ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:         JUNE 1, 2000 - JUNE 30, 2000
                           ----------------------------

SETTLEMENT DATE:           17-JUL-00
                           ---------

A.       SERIES INFORMATION:

         ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
         SERIES 2000-1


I.   AGGREGATE CONTRACT PRINCIPAL BALANCE:

     (a.)     Beginning Aggregate Contract Principal Balance                                                        $425,109,353.08
                                                                                                                    ---------------
     (b.)     Contract Principal Balance of all Collections allocable to Contracts                                  $ 12,160,232.40
                                                                                                                    ---------------
     (c.)     Contract Principal Balance of Charged-Off Contracts                                                   $  3,095,202.00
                                                                                                                    ---------------
     (d.)     Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date               $409,853,918.68
                                                                                                                    ---------------

              BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR THIS RELATED COLLECTION PERIOD)
              -------------------------------------------------------------------------------------------------
     (e.)     Class A Principal Balance as of this

              Settlement Date (Class A Note Factor)                    0.8698189                                    $286,324,364.77
                                                                       ---------                                    ---------------
     (e1.)    Ending Class A-1 Principal Balance                       0.7636173                $138,432,364.77
                                                                       ---------                ---------------
     (e2.)    Ending Class A-2 Principal Balance                       1.0000000                $ 63,269,000.00
                                                                       ---------                ---------------
     (e3.)    Ending Class A-3 Principal Balance                       1.0000000                $ 84,623,000.00
                                                                       ---------                ---------------
     (f.)     Ending Class B Principal Balance as of this
              Settlement Date (Class B Note Factor)                    0.8698189                                    $ 24,541,939.36
                                                                       ---------                                    ---------------
     (g.)     Ending Class C Principal Balance as of this
              Settlement Date (Class C Note Factor)                    0.8698189                                    $ 16,361,293.06
                                                                       ---------                                    ---------------
     (h.)     Ending Class D Principal Balance as of this
              Settlement Date (Class D Note Factor)                    0.8698001                                    $  8,180,469.84
                                                                       ---------                                    ---------------
     (i.)     Ending Class E Principal Balance as of this
              Settlement Date (Class E Note Factor)                    0.8715595                                    $ 20,492,106.96
                                                                       ---------                                    ---------------
     (j.)     Ending Class F Principal Balance as of this
              Settlement Date (Class F Note Factor)                    0.8715595                                    $ 53,282,367.73
                                                                       ---------                                    ---------------


II.  COMPLIANCE RATIOS:
     (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts                                         $473,762,366.05
                                                                                                                     ---------------

     (b.)     CBR of Contracts 1 - 30 days delinquent                                                               $ 46,986,591.98
                                                                                                                    ---------------
     (c.)     % of Delinquent Contracts 1- 30 days as of the related Calculation Date                                          9.92%
                                                                                                                    ---------------

     (d.)     CBR of Contracts 31 - 60 days delinquent                                                              $ 21,175,701.68
                                                                                                                    ---------------
     (e.)     % of Delinquent Contracts 31- 60 days as of the related Calculation Date                                         4.47%
                                                                                                                    ----------------

     (f.)     CBR of Contracts 61 - 90 days delinquent                                                              $ 10,532,312.20
                                                                                                                    ---------------
     (g.)     % of Delinquent Contracts 61- 90 days as of the related Calculation Date                                         2.22%
                                                                                                                    ---------------

     (h.)     CBR of Contracts > 91 days delinquent                                                                 $  6,962,746.41
                                                                                                                    ---------------
     (i.)     % of Delinquent Contracts > 91 days as of the related Calculation Date                                           1.47%
                                                                                                                    ---------------

     (j1.)    % of Delinquent Contracts 31 days or more as of the related Calculation Date                                     8.16%
                                                                                                                    ----------------
     (j2.)    Month 2:     May-00                                                                                              8.33%
                          --------                                                                                  ----------------
     (j3.)    Month 3:     Apr-00                                                                                              8.79%
                          --------                                                                                  ----------------
     (j4.)    Three month rolling average % of Delinquent Contracts 31 days or more                                            8.43%
                                                                                                                    ----------------

     (k1.)    Net Charge-Off % for the related Collection Period (annualized 30/360)                                           8.20%
                                                                                                                    ----------------
     (k2.)    Month 2:     May-00                                                                                              3.77%
                          --------                                                                                  ----------------
     (k3.)    Month 3:     Apr-00                                                                                              2.57%
                          --------                                                                                  ----------------
     (k4.)    Three month rolling average % for Defaulted Contracts                                                            4.85%
                                                                                                                    ----------------

     (l1.)    Cumulative Net Loss Percentage                                                                                 1.1411%
                                                                                                                            --------
     (l2.)    Does the Cumulative Net Loss % exceed

     (l3.)    The Loss Trigger Level % from Beginning Period to and including 12th Collection Period? Y or N                   NO
                                                                                                                            --------
     (l4.)    The Loss Trigger Level % from 13th Collection Period to and including 24th Collection Period? Y or N             N/A
                                                                                                                            --------
     (l5.)    The Loss Trigger Level % from 25th Collection Period and thereafter? Y or N                                      N/A
                                                                                                                            --------

     (m5.)    Is there currently a Trigger Event which has not been cured for this payment date? Y or N                        NO
                                                                                                                            --------
     (m5.)    Is there currently an Event of Default for this payment date?  Y or N                                            NO
                                                                                                                            --------

III. FLOW OF FUNDS:

     (1.)     The amount on deposit in Available Funds                                                               $16,057,628.50
                                                                                                                     --------------
     (2.)     Amounts deposited, if any, by the Servicer to the Collection Account for contracts repurchased         $    10,255.44
                                                                                                                     ---------------
     (3.)     Total deposits in the Collection Account to be used as available funds on this Payment Date (1+2)      $16,067,883.94
                                                                                                                     ---------------
     (4.)     Funds to the servicer, any Excluded Amounts-Residual Receipts                                          $   101,198.68
                                                                                                                     ---------------
     (a.)     To the Trustee, trustee fees and expenses subject to an annual limit                                                -
                                                                                                                     ---------------
     (b.)     To the Servicer, any unrecoverable servicer advances / initial unpaid balance amounts                  $    77,256.41
                                                                                                                     ---------------
     (c.)     To the Servicer, the servicing fee then due and miscellaneous amounts, if any                          $   354,257.79
                                                                                                                     ---------------


              TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST
              --------------------------------------------------------------------------
     (d.)     To Class A, the total Class A Note Interest for the related interest accrual period.                   $ 1,755,525.25
                                                                                                                     ---------------
                           Interest on Class A-1 Notes                                               $850,816.99
                                                                                                     -----------
                           Interest on Class A-2 Notes                                               $382,513.83
                                                                                                     -----------
                           Interest on Class A-3 Notes                                               $522,194.43
                                                                                                     -----------
     (e.)     Interest on Class B Notes for the related interest accrual period                                      $   160,464.42
                                                                                                                     --------------
     (f.)     Interest on Class C Notes for the related interest accrual period                                      $   108,745.07
                                                                                                                     --------------
     (g.)     Interest on Class D Notes for the related interest accrual period                                      $    56,706.15
                                                                                                                     --------------


              CLASS E INTEREST:
              -----------------

     (h1.)    If Class E Noteholder is not Originator, then Interest on Class E Notes for the
              related interest accrual period or otherwise $0.                                                                    -
                                                                                                                     --------------

     (h2.)    If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the Class A, Class B, Class C and Class D notes
              or otherwise $0                                                                        $181,551.90
                                                                                                     -----------

              TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL
              ---------------------------------------------------------------------------

     (i1.)    Class A percentage                                                                         0.69999903
                                                                                                     --------------
     (i2.)    To Class A, amount from reserve account, if any                                                     -
                                                                                                     --------------
     (i3.)    To Class A, the Class A overdue principal, if any                                                   -
                                                                                                     --------------
     (i4.)    To Class A, the Class A monthly principal payment amount                               $10,678,789.27
                                                                                                     --------------
     (i5.)    To Class A, the additional principal, if any, allocable from Class E interest amount   $   154,983.55
                                                                                                     --------------
     (i6.)    To Class A, the additional principal, if any, allocable from Class F floor amount                   -
                                                                                                     --------------
     (i7.)    Total principal payment to Class A  (i2-i6)                                            $10,833,773.52
                                                                                                     --------------
     (i8.)    Principal payment to Class A-1 Noteholders                                                             $10,833,773.52
                                                                                                                     --------------
     (i9.)    Principal payment to Class A-2 Noteholders                                                                          -
                                                                                                                     --------------
     (i10.)   Principal payment to Class A-3 Noteholders                                                                          -
                                                                                                                     --------------

     (j1.)    Class B percentage                                                                        0.059999551
                                                                                                     --------------
     (j2.)    To Class B, amount from reserve account, if any                                                     -
                                                                                                     --------------
     (j3.)    To Class B, the Class B overdue principal, if any                                                   -
                                                                                                     --------------
     (j4.)    To Class B, the Class B monthly principal payment amount                               $   915,319.22
                                                                                                     --------------
     (j5.)    To Class B, the additional principal, if any, allocable from Class E interest amount   $    13,284.22
                                                                                                     --------------
     (j6.)    To Class B, the additional principal, if any, allocable from Class F floor amount                   -
                                                                                                     --------------
     (j7.)    Total principal payment to Class B Noteholders (j2-j6)                                                 $   928,603.50
                                                                                                                     --------------
     (k1.)    Class C percentage                                                                        0.039999701
                                                                                                     --------------
     (j2.)    To Class C, amount from reserve account, if any                                                     -
                                                                                                     --------------
     (k3.)    To Class C, the Class C overdue principal, if any                                                   -
                                                                                                     --------------
     (k4.)    To Class C, the Class C monthly principal payment amount                               $   610,212.81
                                                                                                     --------------
     (k5.)    To Class C, the additional principal, if any, allocable from Class E interest amount   $     8,856.15
                                                                                                     --------------
     (k6.)    To Class C, the additional principal, if any, allocable from Class F floor amount                   -
                                                                                                     --------------

     (k7.)    Total principal payment to Class C Noteholders (k2-k6)                                                 $   619,068.96
                                                                                                                     --------------

     (l1.)    Class D percentage                                                                        0.01999985
                                                                                                     -------------
     (l2.)    To Class D, amount from reserve account, if any                                                    -
                                                                                                     -------------
     (l3.)    To Class D, the Class D overdue principal, if any                                                  -
                                                                                                     -------------
     (l4.)    To Class D, the Class D monthly principal payment amount                               $  305,106.41
                                                                                                     -------------
     (l5.)    To Class D, the additional principal, if any, allocable from Class E interest amount   $    4,427.98
                                                                                                     -------------
     (l6.)    To Class D, the additional principal, if any, allocable from Class F floor amount                  -
                                                                                                     -------------
     (l7.)    Total principal payment to Class D Noteholders (l2-l6)                                                 $   309,534.39
                                                                                                                     --------------

     (m1.)    Class E percentage                                                                       0.049998563
                                                                                                     -------------
     (m2.)    To Class E, amount from reserve account, if any                                        $  582,461.18
                                                                                                     -------------
     (m3.)    To Class E, the Class E overdue principal, if any                                                  -
                                                                                                     -------------
     (m4.)    To Class E, the Class E monthly principal payment amount                               $  762,749.80
                                                                                                     -------------
     (m5.)    To Class E, the additional principal, if any, allocable from Class F floor amount                  -
                                                                                                     -------------
     (m6.)    Total principal payment to Class E Noteholders (m2-m5)                                                 $   762,749.80
                                                                                                                     --------------



              TO THE RESERVE ACCOUNT :
              ------------------------
     (4.)     The amount, if any, needed to maintain the amount in the reserve account at the
              required reserve amount                                                                                $            -
                                                                                                                     --------------



              CLASS F PAYMENTS:
              -----------------
     (n1.)    Sub-Total of funds disbursed through the Reserve Account                              $16,067,883.94
                                                                                                    --------------
     (n2.)    Funds available to be paid to Class F                                                 $        (0.00)
                                                                                                    --------------
     (n3.)    Class F percentage                                                                       0.130003314
                                                                                                    --------------
     (n4.)    Class F floor amount                                                                  $ 9,405,070.31
                                                                                                    --------------
     (n5.)    Class F principal balance before payment of principal on this payment date            $55,265,624.76
                                                                                                    --------------

     (n6.)    If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
     (n7.)    If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the
              Class F principal balance has been reduced to the Class F floor amount and (b)
              funds available                                                                                        $        (0.00)
                                                                                                                     --------------
     (n8.)    If Funds available to be paid to Class F (n2) is $0, then no payments to Class
              F and enter $0
                                                                                                                     --------------

              TO THE TRUSTEE:
              ---------------
     (7.)     To the Trustee, any fees and expenses not previously paid subject to a limit
                                                                                                                     --------------

              TO THE ISSUERS:
              ---------------
     (8.)     To the issuers, as owner of the pledged assets, any remaining available funds
              on deposit in the collection account after all payments are made above                                 $            -
                                                                                                                     --------------


IV.  SERVICER ADVANCES
     -----------------
     (a.)     Aggregate amount of Servicer Advances at the beginning of the Collection Period                        $ 4,527,817.91
                                                                                                                     --------------
     (b.)     Servicer Advances reimbursed during the Collection Period                                              $    15,767.75
                                                                                                                     --------------
     (c.)     Amount of unreimbursed Service Advances to be reimbursed on the
              Settlement Date                                                                                                     -
                                                                                                                     --------------
     (d.)     Servicer Advances made during the related Collection Period                                            $   120,755.14
                                                                                                                     --------------
     (e.)     Aggregate amount of Servicer Advances at the end of the Collection
              Period                                                                                                 $ 4,632,805.30
                                                                                                                     --------------
     (f.)     Amount of delinquent Scheduled Payments for which Servicer Advances
              were not made                                                                                                       -
                                                                                                                     --------------


V.   RESERVE ACCOUNT
     ---------------
     (a.)     Amount on deposit at the beginning of the related Collection Period                                    $ 4,702,535.15
                                                                                                                     --------------
     (b.)     Reserve Account initial deposit
                                                                                                                     --------------
     (c.)     Amount of interest earnings reinvested for the related Monthly Period                                  $            -
                                                                                                                     --------------
     (d.)     Amounts used to cover shortfalls, if any, for the related Collection Period                            $   582,461.18
                                                                                                                     --------------
     (e.)     Amounts used as required in a Trigger Event, if any, for the related Collection Period                 $            -
                                                                                                                     --------------
     (f.)     Amounts transferred in from the Collection Account, if applicable (line 4)                             $            -
                                                                                                                     --------------
     (g.)     Interest earnings for the related Monthly Period                                                       $    24,850.73
                                                                                                                     --------------
     (h.)     Interest  earnings withdrawn and included as Available Funds for the related Monthly Period            $    24,850.73
                                                                                                                     --------------

     (i.)     Amount on deposit at the end of the related Collection Period                                          $ 4,120,073.97
                                                                                                                     --------------
     (j.)     Is the Required Reserve Amount equal to the balance in the Reserve Account
              as of the related Collection period? Y or N                                                                  N
                                                                                                                     --------------


VI.  ADVANCE PAYMENTS
     ----------------
     (a.)     Beginning aggregate Advance Payments                                                                   $ 3,343,647.70
                                                                                                                     --------------
     (b.)     Add:  Amount of Advance Payments collected during the related Collection Period                        $ 2,513,610.83
                                                                                                                     --------------
     (c.)     Add:  Investment earnings for the related Collection Period                                            $            -
                                                                                                                     --------------
     (d.)     Less: Amount of Advance Payments withdrawn for deposit into Facility Account                           $ 2,598,972.57
                                                                                                                     --------------
     (e.)     Ending aggregate Advance Payments                                                                      $ 3,258,285.96
                                                                                                                     --------------



     ADVANTA BANK CORP., AS SERVICER

     BY:                   /s/ KIRK WEILER
                           ---------------

     TITLE:                VP of Finance
                           ---------------

     DATE:                 07/13/00
                           ---------------


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